Forward-Looking Statements and Non-GAAP Financial Measures The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” to encourage companies to provide prospective information, so long as those informational statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those included in the forward-looking statements. The company desires to take advantage of these provisions. This document contains cautionary statements identifying important factors that could cause actual results to differ materially from those projected herein, and in any other statements made by company officials in communications with the financial community and contained in documents filed with the Securities and Exchange Commission (SEC). Forward-looking statements are not based on historical information and relate to future operations, strategies, financial results or other developments. Furthermore, forward-looking information is subject to numerous assumptions, risks and uncertainties. In particular, statements containing words such as “expect,” “anticipate,” “believe,” “goal,” “objective,” “may,” “should,” “estimate,” “intends,” “projects,” “will,” “assumes,” “potential,” “target,” "outlook" or similar words as well as specific projections of future results, generally qualify as forward-looking. Aflac undertakes no obligation to update such forward-looking statements. The company cautions readers that the following factors, in addition to other factors mentioned from time to time, could cause actual results to differ materially from those contemplated by the forward-looking statements: Non-U.S. GAAP Financial Measures and Reconciliations This document includes references to the Company’s financial performance measures which are not calculated in accordance with United States generally accepted accounting principles (U.S. GAAP) (non-U.S. GAAP). The financial measures exclude items that the Company believes may obscure the underlying fundamentals and trends in insurance operations because they tend to be driven by general economic conditions and events or related to infrequent activities not directly associated with insurance operations. Definitions of the Company’s non-U.S. GAAP financial measures and applicable reconciliations to the most comparable U.S. GAAP measures are provided as appropriate. Due to the size of Aflac Japan, where the functional currency is the Japanese yen, fluctuations in the yen/dollar exchange rate can have a significant effect on reported results. In periods when the yen weakens, translating yen into dollars results in fewer dollars being reported. When the yen strengthens, translating yen into dollars results in more dollars being reported. Consequently, yen weakening has the effect of suppressing current period results in relation to the comparable prior period, while yen strengthening has the effect of magnifying current period results in relation to the comparable prior period. A significant portion of the Company’s business is conducted in yen and never converted into dollars but translated into dollars for U.S. GAAP reporting purposes, which results in foreign currency impact to earnings, cash flows and book value on a U.S. GAAP basis. Management evaluates the Company's financial performance both including and excluding the impact of foreign currency translation to monitor, respectively, cumulative currency impacts and the currency-neutral operating performance over time. The average yen/dollar exchange rate is based on the published MUFG Bank, Ltd. telegraphic transfer middle rate (TTM). • difficult conditions in global capital markets and the economy, including inflation and the continued effects caused by COVID-19 • defaults and credit downgrades of investments • global fluctuations in interest rates and exposure to significant interest rate risk • concentration of business in Japan • limited availability of acceptable yen-denominated investments • foreign currency fluctuations in the yen/dollar exchange rate • differing interpretations applied to investment valuations • significant valuation judgments in determination of expected credit losses recorded on the Company's investments • decreases in the Company's financial strength or debt ratings • decline in creditworthiness of other financial institutions • concentration of the Company's investments in any particular single-issuer or sector • major public health issues, including COVID-19 and any resulting or coincidental economic effects, on the Company's business and financial results • the Company's ability to attract and retain qualified sales associates, brokers, employees, and distribution partners • deviations in actual experience from pricing and reserving assumptions • ability to continue to develop and implement improvements in information technology systems and on successful execution of revenue growth and expense management initiatives • interruption in telecommunication, information technology and other operational systems, or a failure to maintain the security, confidentiality or privacy of sensitive data residing on such systems • subsidiaries' ability to pay dividends to the Parent Company • inherent limitations to risk management policies and procedures • operational risks of third party vendors • tax rates applicable to the Company may change • failure to comply with restrictions on policyholder privacy and information security • extensive regulation and changes in law or regulation by governmental authorities • competitive environment and ability to anticipate and respond to market trends • catastrophic events, including, but not limited to, as a result of climate change, epidemics, pandemics (such as COVID-19), tornadoes, hurricanes, earthquakes, tsunamis, war or other military action, terrorism or other acts of violence, and damage incidental to such events • ability to protect the Aflac brand and the Company's reputation • ability to effectively manage key executive succession • changes in accounting standards • level and outcome of litigation • allegations or determinations of worker misclassification in the United States

Max K. Brodén Executive Vice President CFO, Aflac Incorporated

Second quarter net earnings per diluted share $2.71

Second quarter adjusted earnings per diluted share* *Non-GAAP measure $1.58

ROE 32.5% Adj. ROE* 13.9% Adj. ROE ex-FX* 14.3% *Non-GAAP measure

Second quarter benefit ratio for Aflac Japan 65.7%

Second quarter third sector benefit ratio for Aflac Japan 56.2%

Second quarter premium persistency for Aflac Japan 93.8%

Second quarter total adjusted expense ratio for Aflac Japan 19.5%

Second quarter pretax profit margin for Aflac Japan 30.4%

Second quarter premium persistency for Aflac U.S. 78.2%

Second quarter benefit ratio for Aflac U.S. 45.3%

Second quarter total adjusted expense ratio for Aflac U.S. 39.0%

Second quarter pretax profit margin for Aflac U.S. 22.2%

Strong capital position at the end of Q2 ~900% SMR >650% Combined RBC

Second quarter pretax Leverage* 19.4% *Adjusted debt to adjusted capitalization ex-AOCI

Second quarter share repurchase $700 million

Second quarter dividends $252 million

Appendix

Glossary of Non-U.S. GAAP Measures The Company defines these non-U.S. GAAP financial measures as follows: • Adjusted earnings are adjusted revenues less benefits and adjusted expenses. Adjusted earnings per share (basic or diluted) are the adjusted earnings for the period divided by the weighted average outstanding shares (basic or diluted) for the period presented. The adjustments to both revenues and expenses account for certain items that cannot be predicted or that are outside management’s control. Adjusted revenues are U.S. GAAP total revenues excluding adjusted net investment gains and losses. Adjusted expenses are U.S. GAAP total acquisition and operating expenses including the impact of interest cash flows from derivatives associated with notes payable but excluding any nonrecurring or other items not associated with the normal course of the Company’s insurance operations and that do not reflect the Company's underlying business performance. Management uses adjusted earnings and adjusted earnings per diluted share to evaluate the financial performance of the Company’s insurance operations on a consolidated basis and believes that a presentation of these financial measures is vitally important to an understanding of the underlying profitability drivers and trends of the Company’s insurance business. The most comparable U.S. GAAP financial measures for adjusted earnings and adjusted earnings per share (basic or diluted) are net earnings and net earnings per share, respectively. • Adjusted earnings excluding current period foreign currency impact are computed using the average foreign currency exchange rate for the comparable prior-year period, which eliminates fluctuations driven solely by foreign currency exchange rate changes. Adjusted earnings per diluted share excluding current period foreign currency impact is adjusted earnings excluding current period foreign currency impact divided by the weighted average outstanding diluted shares for the period presented. The Company considers adjusted earnings excluding current period foreign currency impact and adjusted earnings per diluted share excluding current period foreign currency impact important because a significant portion of the Company's business is conducted in Japan and foreign exchange rates are outside management’s control; therefore, the Company believes it is important to understand the impact of translating foreign currency (primarily Japanese yen) into U.S. dollars. The most comparable U.S. GAAP financial measures for adjusted earnings excluding current period foreign currency impact and adjusted earnings per diluted share excluding current period foreign currency impact are net earnings and net earnings per share, respectively. • Adjusted book value including unrealized foreign currency translation gains and losses is adjusted book value plus unrealized foreign currency translation gains and losses. Adjusted book value including unrealized foreign currency translation gains and losses per common share is adjusted book value plus unrealized foreign currency translation gains and losses at the period end divided by the ending outstanding common shares for the period presented. The Company considers adjusted book value including unrealized foreign currency translation gains and losses, and its related per share financial measure, important as they exclude certain components of AOCI, which fluctuate due to market movements that are outside management's control; however, it includes the impact of foreign currency as a result of the significance of Aflac’s Japan operation. The most comparable U.S. GAAP financial measures for adjusted book value including unrealized foreign currency translation gains and losses and adjusted book value including unrealized foreign currency translation gains and losses per common share are total book value and total book value per common share, respectively. • Adjusted return on equity is adjusted earnings divided by average shareholders’ equity, excluding accumulated other comprehensive income (AOCI). Management uses adjusted return on equity to evaluate the financial performance of the Company’s insurance operations on a consolidated basis and believes that a presentation of this financial measure is vitally important to an understanding of the underlying profitability drivers and trends of the Company’s insurance business. The Company considers adjusted return on equity important as it excludes components of AOCI, which fluctuate due to market movements that are outside management's control. The most comparable U.S. GAAP financial measure for adjusted return on equity is return on average equity (ROE) as determined using net earnings and average total shareholders’ equity. • Adjusted return on equity excluding foreign currency impact is adjusted earnings excluding the current period foreign currency impact divided by average shareholders’ equity, excluding AOCI. The Company considers adjusted return on equity excluding foreign currency impact important as it excludes changes in foreign currency and components of AOCI, which fluctuate due to market movements that are outside management's control. The most comparable U.S. GAAP financial measure for adjusted return on equity excluding foreign currency impact is ROE as determined using net earnings and average total shareholders’ equity.

Reconciliation of Net Earnings Per Diluted Share to Adjusted Earnings per Diluted Share Three Months Ended June 30 2023 2022 %Change Net Earnings per diluted share $2.71 $2.17 24.9% Items impacting net earnings Adjusted net investment (gains) losses (1.08) (0.88) Other and non-recurring (income) loss (0.06) — Income tax (benefit) expense on items excluded from adjusted earnings 0.01 0.19 Adjusted earnings per diluted share 1.58 1.47 7.5% Current period foreign currency impact1 0.04 N/A Adjusted earnings per diluted share excluding current period foreign currency impact2 $1.62 $1.47 10.2% All relevant prior-year amounts have been adjusted for the adoption of accounting guidance on January 1, 2023 related to accounting for long-duration insurance contracts 1Prior period foreign currency impact reflected as “N/A” to isolate change for current period only 2 Amounts excluding current period foreign currency impacts are computed using the average foreign currency exchange rate for the comparable prior year period, which eliminates fluctuations driven solely by foreign currency exchange rate changes.

All relevant prior-year amounts have been adjusted for the adoption of accounting guidance on January 1, 2023 related to accounting for long-duration insurance contracts 1Prior period foreign currency impact reflected as “N/A” to isolate change for current period only 2 Amounts excluding current period foreign currency impacts are computed using the average foreign currency exchange rate for the comparable prior year period, which eliminates fluctuations driven solely by foreign currency exchange rate changes. Reconciliation of Net Earnings to Adjusted Earnings1 Three Months Ended June 30, in millions of Dollars 2023 2022 %Change Net Earnings $1,634 $1,394 17.2% Items impacting net earnings Adjusted net investment (gains) losses (651) (567) Other and non-recurring (income) loss (35) — Income tax (benefit) expense on items excluded from adjusted earnings 5 119 Adjusted earnings 954 945 1.0% Current period foreign currency impact1 25 N/A Adjusted earnings excluding current period foreign currency impact2 $979 $945 3.6%

Reconciliation of U.S. GAAP Return on Equity to Adjusted ROE1 Three Months Ended June 30, in millions of Dollars All relevant prior-year amounts have been adjusted for the adoption of accounting guidance on January 1, 2023 related to accounting for long-duration insurance contracts 1Amounts presented may not foot due to rounding 2 U.S. GAAP ROE is calculated by dividing net earnings (annualized) by average shareholders’ equity 3See separate reconciliation of net income to adjusted earnings 4Impact of foreign currency is calculated by restating all foreign currency components of the income statement to the weighted average foreign currency exchange rate for the comparable prior year period. The impact is the difference of the restated adjusted earnings compared to reported adjusted earnings. For comparative purposes, only current period income is restated using the weighted average prior period exchange rate, which eliminates the foreign currency impact for the current period. This allows for equal comparison of this financial measure 2023 2022 U.S. GAAP ROE - Net earnings2 32.5% 30.0% Impact of excluding unrealized foreign currency translation gains (losses) (4.7) (3.2) Impact of excluding unrealized gains (losses) on securities and derivatives 1.9 4.9 Impact of excluding effect of changes in discount rate assumptions (5.9) (10.3) Impact of excluding pension liability adjustment — (0.2) Impact of excluding AOCI (8.7) (8.8) U.S. GAAP ROE - less AOCI 23.8 21.2 Differences between adjusted earnings and net earnings3 (9.9) (6.8) Adjusted ROE - reported 13.9 14.4 Less: Impact of foreign currency4 (0.4) N/A Adjusted ROE, excluding impact of foreign currency 14.3 14.4

All relevant prior-year amounts have been adjusted for the adoption of accounting guidance on January 1, 2023 related to accounting for long-duration insurance contracts 1Amounts may not foot due to rounding 2 Adjusted book value in the U.S. GAAP book value (representing total shareholder’s equity), excluding AOCI (as recorded on the U.S. GAAP balance sheet). 3Adjusted book value including unrealized foreign currency translation gains (losses) is adjusted book value plus unrealized foreign currency translation gains (losses). Reconciliation of U.S. GAAP Book Value per Share1 Three Months Ended June 30, in millions of Dollars 2023 2022 %Change U.S. GAAP book value per common share $34.30 $30.82 11.3% Less: Unrealized foreign currency translation gains (losses) per common share (7.13) (5.07) Unrealized gains (losses) on securities and derivatives per common share 3.28 4.57 Pension liability adjustment per common share 0.03 (0.25) Total AOCI per common share (12.31) (11.00) Adjusted book value per common share2 $46.61 $41.82 11.5% Add: Unrealized foreign currency translation gains (losses) per common share (7.13) (5.07) Adjusted book value including unrealized foreign currency translation gains (losses) per common share3 $39.48 $36.75 7.4%